Note 22. Employee Benefits (Detail) - Estimated Future Benefit Payments of Other Benefit Plans: (Other Postretirement Benefit Plans, Defined Benefit [Member], USD $)
In Thousands, unless otherwise specified
Oct. 31, 2012
Other Postretirement Benefit Plans, Defined Benefit [Member]
2013	$ 650
2014	716
2015	782
2016	798
2017	837
2018 ― 2022	5,134
Total	$ 8,917